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                        SUPPLEMENT TO THE PROSPECTUS OF
                  MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS
                               INVESTMENT SERIES
                    DATED MARCH 2, 1998, REVISED MAY 1, 1998

The sentences referring to the portfolio co-managers of the GROWTH PORTFOLIO in the subsection entitled "Portfolio Management" under the section of the Prospectus entitled "INVESTMENT OBJECTIVES AND POLICIES" are hereby replaced by the following:

        Philip Friedman, a Managing Director of MSAM, Margaret Johnson, a Principal of MSAM, and William Auslander, a Vice President of MSAM, are all portfolio managers in MSAM's Institutional Equity Group and have been the primary portfolio co-managers of the GROWTH PORTFOLIO since September, 1998 in the case of Messrs. Friedman and Auslander, and since March, 1998 in the case of Ms. Johnson. Prior to joining MSAM in 1997, Mr. Friedman was the North American Director of Equity Research at Morgan Stanley & Co. Incorporated, and from 1990 to 1995 he was a member of the Equity Research team at Morgan Stanley & Co. Incorporated. Ms. Johnson has been a portfolio manager with MSAM for over five years. Mr. Auslander joined MSAM in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining MSAM, Mr. Auslander was an equity analyst at Icahn & Co. for nine years.

September 25, 1998